ETFB Green SRI REITs ETF
Schedule of Investments
January 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.1%
	Australia — 5.6%
6,486	Arena REIT	$15,007
2,450	Charter Hall Social Infrastructure REIT	4,502
12,651	Dexus Industria REIT	23,333
95,226	Mirvac Group	136,601
18,451	National Storage REIT	28,174
23,624	Stockland	71,212
78,713	Vicinity, Ltd.	106,668
		385,497
	France — 1.9%
3,795	ICADE	130,101
	Japan — 7.6%
58	Advance Residence Investment Corporation	128,955
23	Japan Logistics Fund, Inc.	42,924
22	Mitsubishi Estate Logistics REIT Investment Corporation	55,612
27	Mitsui Fudosan Logistics Park, Inc.	81,734
125	Nippon Prologis REIT, Inc.	224,559
		533,784
	Netherlands — 0.3%
953	NSI NV	20,497
	New Zealand — 0.1%
5,135	Goodman Property Trust	7,080
	Singapore — 3.6%
58,047	Digital Core REIT Management Pte, Ltd.	37,440
208,389	Frasers Logistics & Commercial Trust	174,652
60,097	PARAGON REIT	39,350
		251,442
	United Kingdom — 5.6%
3,655	abrdn Property Income Trust, Ltd.	2,555
2,576	Custodian Property Income REIT plc	2,359
5,177	Empiric Student Property plc	6,052
5,076	Life Science REIT plc	3,710
17,722	LondonMetric Property plc	43,714
3,670	Picton Property Income, Ltd.	3,150
4,457	Segro plc	50,049
10,693	Target Healthcare REIT plc	11,411
95,651	Tritax Big Box REIT plc	202,442
5,118	UNITE Group plc	66,283
		391,725
	United States — 74.4% (a)
286	Agree Realty Corporation	17,048
889	Alexander & Baldwin, Inc.	15,397
2,078	Alexandria Real Estate Equities, Inc.	251,230
2,510	American Homes 4 Rent - Class A	87,976
2,424	Apple Hospitality REIT, Inc.	38,929
2,854	AvalonBay Communities, Inc.	510,894
1,069	Camden Property Trust	100,315
55	Community Healthcare Trust, Inc.	1,407
2,643	CubeSmart	114,230
3,416	Digital Realty Trust, Inc.	479,812
1,452	EastGroup Properties, Inc.	257,628
2,081	Elme Communities	30,133
17	Equity LifeStyle Properties, Inc.	1,151
7,832	Equity Residential	471,408
2,141	First Industrial Realty Trust, Inc.	110,304
8,730	Healthpeak Properties, Inc.	161,505
4,190	Invitation Homes, Inc.	137,977
4,712	LXP Industrial Trust	42,832
1,091	Mid-America Apartment Communities, Inc.	137,881
5,055	Prologis, Inc.	640,419
1,842	Public Storage	521,636
2,743	Regency Centers Corporation	171,904
1,256	Rexford Industrial Realty, Inc.	66,053
1,513	STAG Industrial, Inc.	55,890
180	Sun Communities, Inc.	22,563
553	Terreno Realty Corporation	33,031
5,732	UDR, Inc.	206,467
5,805	Welltower, Inc.	502,191
		5,188,211
	TOTAL COMMON STOCKS (Cost $7,852,467)	6,908,337

	SHORT-TERM INVESTMENTS — 0.8%
56,043	First American Government Obligations Fund - Class X, 5.25% (b)	56,043
	TOTAL SHORT-TERM INVESTMENTS (Cost $56,043)	56,043

	TOTAL INVESTMENTS (Cost $7,908,510) — 99.9%	6,964,380
	Other Assets in Excess of Liabilities — 0.1%	9,903
	NET ASSETS — 100.0%	$6,974,283

Percentages are stated as a percent of net assets.

(a) To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(b) Rate shown is the annualized seven-day yield as of January 31, 2024.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

ETFB Green SRI REITs ETF
	Level 1	Level 2	Level 3	Total
Assets^
Common Stocks	$6,908,337	$–	$–	$6,908,337
Short-Term Investments	56,043	–	–	56,043
Total Investments in Securities	$6,964,380	$–	$–	$6,964,380

^ See Schedule of Investments for breakout of investments by country classification.
For the period ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.